ADVISORS DISCIPLINED TRUST 1769

                          SUPPLEMENT TO THE PROSPECTUS

     As part of a merger transaction, Energy Transfer Partners, L.P. (NYSE: ETP) shareholders have received shares of Sunoco Logistics Partners L.P. (NYSE: SXL) in exchange for their Energy Transfer Partners, L.P. shares. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Cohen & Steers Dynamic Income Portfolio, Series 2017-1 now includes shares of Sunoco Logistics Partners L.P. and no longer includes shares of Energy Transfer Partners, L.P. Effective May 1, 2017, Sunoco Logistics Partners L.P. will change its name to Energy Transfer Partners, L.P. and its trading symbol to ETP.


     Supplement Dated:  April 28, 2017